UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2010

REX AMERICAN RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09097	31-1095548
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2875 Needmore Road, Dayton, Ohio		45414
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (937) 276-3931

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

          On October 12, 2010, REX American Resources Corporation issued a press release announcing that the Company’s Board of Directors authorized the repurchase of up to an additional 500,000 shares. The press release is furnished as Exhibit 99 to this report.

Item 9.01. Financial Statements and Exhibits

          (c) Exhibits. The following exhibits are furnished with this report:

                    99 Press Release dated October 12, 2010

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX AMERICAN RESOURCES CORPORATION

Date: October 12, 2010	By: /s/ DOUGLAS L. BRUGGEMAN

	Name:	Douglas L. Bruggeman
	Title:	Vice President - Finance,
Chief Financial Officer and Treasurer